As filed with the Securities and Exchange Commission on April 20, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2004

ALLEGIANCE TELECOM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24509 (Commission File No.)	75-2721491 (I.R.S. Employer Identification No.)

9201 North Central Expressway Dallas, Texas 75231 214/261-7100 (Address of Principal Executive Offices) (Zip Code) (Registrant’s telephone number including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    EXHIBITS.

(c)           The following exhibit is furnished as part of this report:

Exhibit 99.1    Press Release dated April 15, 2004

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On April 15, 2004, Allegiance Telecom, Inc. issued a press release discussing its results of operations and financial condition for the fiscal year and fourth quarter ended December 31, 2003. The full text of the press release is being furnished as Exhibit 99.1 and is incorporated in its entirety herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 20, 2004.

ALLEGIANCE TELECOM, INC.

By:	/s/ MARK B. TRESNOWSKI
Mark B. Tresnowski Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated April 15, 2004